EXECUTION VERSION

22202042.3

LOAN SALE AND CONTRIBUTION AGREEMENT

among

VISTA CREDIT STRATEGIC LENDING CORP.,

as the Transferor,

VCP RRL ABS V INVESTOR, LLC,

as the Intermediate Transferee,

and

VCP RRL ABS V, LLC

as the Issuer

Dated as of February 26, 2026

TABLE OF CONTENTS

i

SCHEDULE 1 Notice Information

ii

THIS LOAN SALE AND CONTRIBUTION AGREEMENT, dated as of February 26, 2025 (as amended, modified, restated, amended and restated or supplemented from time to time, this “Agreement”), is made by and among VISTA CREDIT STRATEGIC LENDING CORP., a Maryland corporation, as transferor (together with its successors and assigns in such capacity, the “Transferor”), VCP RRL ABS V INVESTOR, LLC, a Delaware limited liability company, as intermediate transferee (together with its successors and assigns in such capacity, the “Intermediate Transferee”), and VCP RRL ABS V, LLC, a Delaware limited liability company, as issuer (together with its successors and assigns in such capacity, the “Issuer”).

PREAMBLE

WHEREAS, the Transferor originates and/or otherwise acquires Collateral Obligations from time to time;

WHEREAS, the Intermediate Transferee may from time to time acquire from the Transferor, and the Issuer may from time to time acquire from the Intermediate Transferee, Additional Collateral Obligations in accordance with the applicable terms and conditions set forth herein and in the Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Indenture”), between the Issuer and State Street Bank and Trust Company, as trustee (together with its successors and assigns in such capacity, the “Trustee”); and

WHEREAS, it is a condition to the Intermediate Transferee’s acquisition of Additional Collateral Obligations from the Transferor on any Transfer Date that the Transferor make certain representations, warranties and covenants regarding such Additional Collateral Obligations for the benefit of the Intermediate Transferee as well as the Issuer, and it is a condition to the Issuer’s acquisition of such Additional Collateral Obligations from the Intermediate Transferee on such Transfer Date that the Intermediate Transferee make certain representations, warranties and covenants regarding such Additional Conveyed Assets for the benefit of the Issuer.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings attributed to such terms in the Indenture. In addition, as used herein, the following defined terms, unless the context otherwise requires, shall have the following meanings:

“Agreement”: The meaning specified in the introductory paragraph of this Agreement.

“Conveyed Assets”: The meaning specified in Section 2.4(a).

“Indemnified Party”: The meaning specified in Section 6.1.

“Indenture”: The meaning specified in the recitals to this Agreement.

“Ineligible Obligation”: The meaning specified in Section 7.2.

“Issuer”: The meaning specified in the introductory paragraph of this Agreement.

“Permitted Liens”: With respect to the interest of the Transferor, the Intermediate Transferee and the Issuer in the Collateral Obligations included in the Assets: (i) security interests, liens and other encumbrances in favor of the Intermediate Transferee created pursuant to this Agreement and transferred to the Issuer pursuant hereto, (ii) security interests, liens and other encumbrances in favor of the Issuer created pursuant to this Agreement, (iii) security interests, liens and other encumbrances in favor of the Trustee created pursuant to the Indenture and/or this Agreement, (iv) with respect to agented Collateral Obligations, security interests, liens and other encumbrances in favor of the lead agent, the collateral agent or the paying agent on behalf of all holders of indebtedness of such Obligor under the related facility, and (v) with respect to any Equity Security, any security interests, liens and other encumbrances granted on such Equity Security to secure indebtedness of the related Obligor and/or any security interests, liens and other rights or encumbrances granted under any governing documents or other agreement between or among or binding upon the Issuer as the holder of equity in such Obligor.

“Intermediate Transferee”: The meaning specified in the introductory paragraph of this Agreement.

“Transfer Date”: With respect to each Conveyed Asset sold hereunder, the date the Issuer (or the Collateral Manager on behalf of the Issuer), acquires or commits to acquire such Conveyed Asset directly or indirectly from the Transferor, which shall be, with respect to any such Conveyed Asset, at the option of the Issuer, at least two Business Days after the date on which the Transferor acquires or commits to acquire such Conveyed Asset.

“Transferor”: The meaning specified in the introductory paragraph of this Agreement.

“Trustee”: The meaning specified in the recitals to this Agreement.

Section 1.2 Other Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect from time to time in the United States.

Section 1.3 Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

Section 1.4 Interpretation.

In this Agreement, unless a contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(iii) reference to any gender includes each other gender;

(iv) reference to day or days without further qualification means calendar days;

(v) unless otherwise stated, reference to any time means New York, New York time;

(vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

(vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

(viii) reference to any requirement of law means such requirement of law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any requirement of law means that provision of such requirement of law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; and

(ix) references to “including” means “including, without limitation”.

Section 1.5 References.

All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

ARTICLE II

TRANSFER OF THE CONVEYED ASSETS

Section 2.1 Transfer of the Conveyed Assets.

(a) Transfer from the Transferor to the Intermediate Transferee. Subject to and upon the terms and conditions set forth herein and in the Indenture, effective as of each Transfer Date, the Transferor hereby sells, contributes, assigns, conveys and transfers to the Intermediate Transferee all of the Transferor’s right, title and interest in, to and under the applicable Conveyed Assets, and the Intermediate Transferee hereby sells, contributes, assigns, conveys and transfers to the Issuer all of the Intermediate Transferee’s right, title and interest in, to and under such Conveyed Assets, in each case, for a purchase price equal to the fair market value thereof on such Transfer Date, as reasonably determined by the Collateral Manager. The consideration for each transfer of Conveyed Assets from the Transferor to the Intermediate Transferee, and from the Intermediate Transferee to the Issuer shall consist of (x) cash paid by the Issuer to the Intermediate Transferee, and by the Intermediate Transferee to the Transferor, as applicable on such Transfer Date and (y) to the extent that such cash is less than the purchase price thereof, the difference shall be deemed a contribution by the Transferor to the capital of the Intermediate Transferee, and by the Intermediate Transferee to the capital of the Issuer, as applicable, on such Transfer Date.

(b) Each of the Transferor, the Intermediate Transferee and the Issuer agrees that (i) the representations, warranties and covenants of the Transferor and the Intermediate Transferee set forth herein will run to and be for the benefit of the Issuer, the Intermediate Transferee and the Trustee, as applicable, and (ii) either the Issuer or the Trustee may enforce, directly without joinder of the Intermediate Transferee, the obligations of the Transferor under Section 7.2 hereof with respect to certain breaches of representations, as set forth therein.

(c) Each of the Transferor, the Intermediate Transferee and the Issuer intends and agrees that (i) each transfer of Conveyed Assets (1) by the Transferor to the Intermediate Transferee, and (2) by the Intermediate Transferee to the Issuer, be an absolute sale, contribution, assignment, conveyance and transfer of ownership of such Conveyed Assets, and (ii) such Conveyed Assets shall not be part of the Transferor’s or the Intermediate Transferee’s respective estate in the event of a filing of a bankruptcy petition or other action by or against such Person under the Bankruptcy Code. In the event, however, that notwithstanding such intent and agreement, any such transfer is deemed to be a secured borrowing, the Transferor hereby Grants to the Intermediate Transferee, and the Intermediate Transferee hereby Grants to the Issuer, a first priority security interest, subject only to Permitted Liens, in all of its right, title and interest in, to and under such Conveyed Assets (whether now existing or hereafter created) and the Issuer hereby further Grants such security interest to the Trustee for the benefit of the Secured Parties. For such purposes, (x) this Agreement shall constitute a security agreement under the UCC, securing the payment of the purchase price paid hereunder and other obligations or interests as may arise hereunder in favor of the parties hereto, and (y) the Transferor shall file or shall cause to be filed a UCC-1 financing statement naming the Transferor as debtor, the Intermediate Transferee as assignor secured party, the Issuer as second assignor secured party, and the Trustee as assignee secured party, describing the Conveyed Assets pledged hereunder as collateral thereunder, and the Intermediate Transferee shall file or shall cause to be filed a UCC-1 financing statement naming the Intermediate Transferee as debtor, the Issuer as assignor secured party, and the Trustee as assignee secured party, describing the Conveyed Assets pledged hereunder as collateral thereunder.

Section 2.2 Reserved.

Section 2.3 Reserved.

Section 2.4 Conveyance of Conveyed Assets.

(a) As and when permitted by the Indenture and subject to this Section 2.4 and the satisfaction of the conditions set forth in Article XII of the Indenture with respect to the acquisition of Additional Collateral Obligations, the Issuer (or the Collateral Manager on behalf of the Issuer) may from time to time purchase Additional Collateral Obligations and related Assets hereunder (collectively, the “Conveyed Assets”). In connection with such purchase, on the related Transfer Date, (i) the Transferor shall sell, contribute, convey, assign and transfer to the Intermediate Transferee, all the right, title and interest of the Transferor in and to such Conveyed Assets, in each and every case without recourse other than as expressly provided herein or in the Indenture, and (ii) the Intermediate Transferee shall immediately purchase from the Transferor and sell, contribute, convey, assign and transfer to the Issuer, all the right, title and interest of the Intermediate Transferee in and to such Conveyed Assets, in each and every case without recourse other than as expressly provided herein or in the Indenture.

(b) Following the transfer of any Conveyed Assets by the Transferor to the Intermediate Transferee, and by the Intermediate Transferee to the Issuer, (i) the Transferor shall transfer to the Collection Account all Principal Proceeds and Interest Proceeds received with respect to such Conveyed Assets on and after the related Cutoff Date, (ii) each of the representations and warranties made by the Transferor and the Intermediate Transferee pursuant to Article III applicable to such Conveyed Assets shall be true and correct as of the related Transfer Date and (iii) the Transferor and the Intermediate Transferee shall, at its own expense, on or prior to the applicable Transfer Date, indicate in its records that ownership of such Conveyed Assets has been transferred by the Transferor to the Intermediate Transferee, and by the Intermediate Transferee to the Issuer.

Section 2.5 Administrative Convenience with respect to Acquisitions and Assignments.

The Transferor, the Intermediate Transferee and the Issuer acknowledge and agree that, solely for administrative convenience, but without limiting the Issuer’s ability to acquire Additional Collateral Obligations, the Transferor may direct that an Additional Collateral Obligation be titled directly into the name of the Issuer, and/or that any document or assignment agreement required to be executed and delivered in connection with the transfer of an Additional Collateral Obligation in accordance with the terms of related Underlying Instruments may reflect that the Transferor (or any affiliate thereof or any third party from whom the Transferor or the Intermediate Transferee may purchase an Additional Collateral Obligation) is assigning such Additional Collateral Obligation directly to the Issuer. Nothing in any such document or assignment agreement shall be deemed to impair the transfers of the Conveyed Assets by the Transferor to the Intermediate Transferee and by the Intermediate Transferee to the Issuer in accordance with the terms of this Agreement.

Section 2.6 Purchases Pursuant to this Agreement.

Each of the Intermediate Transferee and the Issuer agrees that, for so long as any Debt remains outstanding, the Issuer shall not purchase or otherwise acquire any Collateral Obligation from the Intermediate Transferee other than pursuant to the terms of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Transferor and the Intermediate Transferee, as applicable, each makes the following representations and warranties, on which the Intermediate Transferee or the Issuer, as applicable, will rely in acquiring the Conveyed Assets on the applicable Transfer Date and on which, in each case, each of the parties hereto acknowledges and agrees that the Trustee, for the benefit of the Secured Parties, shall be entitled to rely as an express third party beneficiary as a condition of the Issuer entering into the Transaction Documents to which it is a party and of the issuance and incurrence, as applicable, by the issuer of the Debt.

Section 3.1 Representations and Warranties of the Transferor.

By its execution of this Agreement, the Transferor represents and warrants that:

(a) Organization and Good Standing. The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, and has full power and authority to own its assets and to transact the business in which it is currently engaged, and is duly qualified as a foreign company and is in good standing under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement or any other Transaction Document applicable to it would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement or the provisions of any other Transaction Document applicable to the Transferor, or the performance by the Transferor of its duties hereunder or thereunder.

(b) Authorization; Valid Sale; Binding Obligations. The Transferor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and had the power and authority to form the Intermediate Transferee and has the power and authority to act as initial member of the Intermediate Transferee and to cause the Intermediate Transferee to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize, on behalf of itself individually, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to authorize as initial member on behalf of the Intermediate Transferee the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Intermediate Transferee is a party. This Agreement shall effect a valid sale (or contribution, as the case may be), transfer and assignment of, or Grant of a security interest in, the Conveyed Assets being so transferred, conveyed and assigned from the Transferor to the Intermediate Transferee, enforceable against the Transferor and creditors of and purchasers from the Transferor. This Agreement and the other Transaction Documents to which the Transferor is a party constitute the legal, valid and binding obligations of the Transferor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Transferor in connection with this Agreement or any other Transaction Document to which it is a party or the execution, delivery, performance, validity or enforceability of this Agreement or any other Transaction Document to which it is a party or the obligations imposed on the Transferor hereunder or under the terms of the Indenture or any other Transaction Document to which it is a party, in each case other than those that have been obtained or made.

(d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not violate its charter or bylaws or any material requirement of law applicable to the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement, order, writ, injunction or decree to which the Transferor is a party or by which the Transferor or any of the Transferor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, order, writ, injunction or decree other than as contemplated by the Transaction Documents.

(e) Solvency. The Transferor, at the time of and after giving effect to each conveyance of Conveyed Assets hereunder and the transactions contemplated hereunder and under the Indenture and the other Transaction Documents, is solvent and is not aware of any pending insolvency.

(f) Taxes. The Transferor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books); no tax lien has been filed and, to the Transferor’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(g) Place of Business; No Changes. The Transferor has not changed its name or the State under whose laws it is formed, whether by amendment of its charter, by reorganization or otherwise.

(h) Sale Treatment. Other than for tax and accounting purposes, the Transferor has treated and will treat each conveyance of the Conveyed Assets to the Intermediate Transferee for

all purposes as a sale by the Transferor and purchase by the Intermediate Transferee on all of its relevant books and records.

(i) Security Interest.

(i) In the event that the transfer by the Transferor to the Intermediate Transferee of any Conveyed Assets is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Intermediate Transferee a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Transferor in, to and under such Conveyed Assets, which security interest is perfected and is prior to all other liens (other than Permitted Liens), and is enforceable as such against, all creditors of and purchasers from the Transferor.

(ii) Each Additional Collateral Obligation conveyed hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC).

(iii) The Transferor, at the time of and before giving effect to each conveyance of Conveyed Assets hereunder, owns or will own such Conveyed Assets free and clear of any lien, claim or encumbrance of any Person (other than Permitted Liens and any security interest therein which will be released contemporaneously with the conveyance of such Conveyed Assets hereunder), and, upon the conveyance by the Transferor to the Intermediate Transferee of any Conveyed Assets pursuant to this Agreement on the related Transfer Date, the Intermediate Transferee will own such Conveyed Assets free and clear of any and all liens, claims or encumbrances created by, or attaching to property of, the Transferor (other than Permitted Liens).

(iv) The Transferor, at the time of and before giving effect to each conveyance of Conveyed Assets hereunder, has received or will have received all consents and approvals required by the terms of any Conveyed Assets to the conveyance of such Conveyed Assets hereunder to the Intermediate Transferee.

(v) Other than the conveyances and the security interests Granted pursuant to this Agreement and any security interests which will be released contemporaneously with the conveyance of such Conveyed Assets hereunder, the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Assets.

(j) Value Given. The cash payments and corresponding increase in the Transferor’s equity interest in the Intermediate Transferee received by the Transferor in respect of the purchase price of all Conveyed Assets conveyed hereunder constitutes reasonably equivalent value in consideration for the conveyance to the Intermediate Transferee of such Conveyed Assets under this Agreement, such conveyance was not made for or on account of an antecedent debt owed by the Intermediate Transferee to the Transferor, and such conveyance was not and is not voidable or subject to avoidance under the Bankruptcy Code.

(k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Assets by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(l) Lack of Intent to Hinder, Delay or Defraud. Neither the Transferor nor any of its Affiliates sold or will sell any interest in any Conveyed Assets with any intent to hinder, delay or defraud any of their respective creditors.

(m) Nonconsolidation. The Transferor conducts, and will at all times conduct, its affairs such that neither the Intermediate Transferee nor the Issuer would be substantively consolidated in the estate of the Transferor and their respective separate existences would not be disregarded in the event of a bankruptcy of the Transferor (provided, however, the Transferor does not hereby agree to maintain the solvency of the Intermediate Transferee or of the Issuer).

Section 3.2 Representations and Warranties Regarding the Collateral Obligations.

The Transferor hereby represents to the Intermediate Transferee, to the Issuer and to the Trustee, for the benefit of the Secured Parties, that each Collateral Obligation conveyed by the Transferor hereunder, as of its related Transfer Date satisfies the definition of “Collateral Obligation” under the Indenture.

Section 3.3 Representations and Warranties of the Intermediate Transferee.

By its execution of this Agreement, the Intermediate Transferee represents and warrants that:

(a) Organization and Good Standing. The Intermediate Transferee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own its assets and to transact the business in which it is currently engaged, and is duly qualified as a foreign limited liability company and is in good standing under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement or any other Transaction Document applicable to it would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business operations, assets or financial condition of the Intermediate Transferee or on the validity or enforceability of this Agreement or the provisions of any other Transaction Document applicable to the Intermediate Transferee, or the performance by the Intermediate Transferee of its duties hereunder or thereunder.

(b) Authorization; Valid Sale; Binding Obligations. The Intermediate Transferee has the power and authority to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and had the power and authority to form the Issuer and has the power and authority to act as initial member of the Issuer and to cause the Issuer to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and has taken all necessary limited liability company action to authorize, on behalf of itself individually, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to authorize, as initial member on behalf of the Issuer, the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Issuer is a party. This Agreement shall effect a valid sale (or contribution, as the case may be), transfer and assignment of, or Grant of a security interest in, the Conveyed Assets being so transferred, conveyed and assigned from the Intermediate Transferee to the Issuer, enforceable against the Intermediate Transferee and creditors of and purchasers from the Intermediate Transferee. This Agreement and the other Transaction Documents to which the Intermediate Transferee is a party constitute the legal, valid and binding obligations of the Intermediate Transferee enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Intermediate Transferee in connection with this Agreement or any other Transaction Document to which it is a party or the execution, delivery, performance, validity or enforceability of this Agreement or any other Transaction Document to which it is a party or the obligations imposed on the Intermediate Transferee hereunder or under the terms of the Indenture or any other Transaction Document to which it is a party, in each case other than those that have been obtained or made.

(d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not violate its limited liability company agreement or any material requirement of law applicable to the Intermediate Transferee, or constitute a material breach of any mortgage, indenture, contract or other agreement, order, writ, injunction or decree to which the Intermediate Transferee is a party or by which the Intermediate Transferee or any of the Intermediate Transferee’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, order, writ, injunction or decree other than as contemplated by the Transaction Documents.

(e) Solvency. The Intermediate Transferee, at the time of and after giving effect to each conveyance of Conveyed Assets hereunder and the transactions contemplated hereunder and under the Indenture and the other Transaction Documents, is solvent and is not aware of any pending insolvency.

(f) Taxes. The Intermediate Transferee has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books); no tax lien has been filed and, to the Intermediate Transferee’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(g) Place of Business; No Changes. The Intermediate Transferee has not changed its name or the State under whose laws it is formed, whether by amendment of its certificate of formation, by reorganization or otherwise.

(h) Sale Treatment. Other than for tax and accounting purposes, the Intermediate Transferee has treated and will treat each conveyance of the Conveyed Assets to the Issuer for all purposes as a purchase by the Intermediate Transferee from the Transferor and a sale by the Intermediate Transferee to the Issuer on all of its relevant books and records.

(i) Security Interest.

(i) In the event that the transfer by the Intermediate Transferee to the Issuer of any Conveyed Assets is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Issuer a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Intermediate Transferee in, to and under such Conveyed Assets, which security interest is perfected and is prior to all other liens (other than Permitted Liens), and is enforceable as such against, all creditors of and purchasers from the Transferor.

(ii) Each Additional Collateral Obligation conveyed hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC).

(iii) The Intermediate Transferee, at the time of and before giving effect to each conveyance of Conveyed Assets hereunder, owns or will own such Conveyed Assets free and clear of any lien, claim or encumbrance of any Person (other than Permitted Liens and any security interest therein which will be released contemporaneously with the conveyance of such Conveyed Assets hereunder), and, upon the conveyance by the Intermediate Transferee to the Issuer of any Conveyed Assets pursuant to this Agreement on the related Transfer Date, the Issuer will own such Conveyed Assets free and clear of any and all liens, claims or encumbrances created by, or attaching to property of, the Intermediate Transferee (other than Permitted Liens).

(iv) The Intermediate Transferee, at the time of and before giving effect to each conveyance of Conveyed Assets hereunder, has received or will have received all consents and approvals required by the terms of any Conveyed Assets to the conveyance of such Conveyed Assets hereunder to the Issuer.

(v) Other than the conveyances and the security interests Granted pursuant to this Agreement and any security interests which will be released contemporaneously with the conveyance of such Conveyed Assets hereunder, the Intermediate Transferee has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Assets.

(j) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Assets by the Intermediate Transferee pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(k) Lack of Intent to Hinder, Delay or Defraud. The Intermediate Transferee did not and will not sell any interest in any Conveyed Assets with any intent to hinder, delay or defraud any of its creditors.

(l) Nonconsolidation. The Intermediate Transferee conducts, and will at all times conduct, its affairs such that the assets and liabilities of the Issuer would not be substantively consolidated with those of the Intermediate Transferee and the Issuer’s separate existences would not be disregarded in the event of the Intermediate Transferee’s bankruptcy. For the avoidance of doubt, the Intermediate Transferee does not hereby agree to maintain the solvency of the Issuer.

(m) Value Given. The cash payments made by the Issuer (and/or any increase in the Intermediate Transferee’s equity interest in the Issuer) received by the Intermediate Transferee in respect of the purchase price (and capital contribution) of all Conveyed Assets conveyed hereunder constitutes reasonably equivalent value in consideration for the conveyance to the Issuer as of the related Transfer Date of such Conveyed Assets under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Issuer to the Intermediate Transferee, and such transfer was not and is not voidable or subject to avoidance under the Bankruptcy Code.

Section 3.4 Representations and Warranties of the Issuer.

By its execution of this Agreement, the Issuer represents and warrants to the Intermediate Transferee and the Transferor that:

(a) Organization and Good Standing. The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction where the conduct of its business requires such license, qualification or good standing, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect the ownership or use of its assets, the validity or enforceability of the Transaction Documents to which it is a party, or the ability of the Issuer to perform its obligations hereunder or thereunder.

(b) Power and Authority. The Issuer has the power and authority to execute and deliver the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party, as well as to carry out the terms hereof and thereof.

(c) Valid Execution; Binding Obligations. The Issuer has taken all necessary action, including but not limited to all requisite limited liability company action, to authorize the execution, delivery and performance of the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party. When executed and delivered by the Issuer each of the Transaction Documents to which it is a party will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) Authorizations. All authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings which are required to be obtained by the Issuer under any applicable law which are material to (i) the conduct of its business, (ii) the ownership, use, operation or maintenance of its properties or (iii) the performance by the Issuer of its obligations under or in connection with the Transaction Documents to which it is a party, have been received and all such authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings are in full force and effect.

ARTICLE IV

PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

Section 4.1 Custody of Collateral Obligation.

The Collateral Manager shall Deliver or cause to be Delivered to the Custodian or the Trustee, as applicable, all Conveyed Assets in accordance with Section 3.3 of the Indenture.

Section 4.2 Filing.

On or prior to the Closing Date, the Transferor shall cause to be filed (i) a UCC financing statement naming the Transferor as debtor, the Intermediate Transferee as assignor secured party, and the Issuer as assignee secured party, identifying the Conveyed Assets as collateral for filing with the State Department of Assessments and Taxation of the State of Maryland and (ii) a UCC financing statement naming the Intermediate Transferee as debtor, the Issuer as assignor secured party and the Trustee for the benefit of the Secured Parties as assignee secured party, identifying the Conveyed Assets as collateral for filing with the office of the Secretary of State for the State of Delaware. Notwithstanding the obligation of the Transferor set forth in the preceding sentence, each of the Transferor, the Intermediate Transferee and the Issuer hereby authorizes the Collateral Manager to prepare and file, at the expense of the Collateral Manager, such UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Collateral Manager may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

Section 4.3 Changes in Name, Company Structure or Location.

If any change in the Transferor’s or the Intermediate Transferee’s name, organizational structure, existence, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Conveyed Assets seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Transferor or the Intermediate Transferee, as applicable, as soon as reasonably practical after such name change (but in no event later than five (5) Business Days after the effective date of such change), shall file such amendments as may be required to preserve and protect the Intermediate Transferee’s, the Issuer’s and the Trustee’s respective interests in the Conveyed Assets.

Section 4.4 Costs and Expenses.

Under the Collateral Management Agreement, the Issuer will be obligated to pay or reimburse the Collateral Manager for all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Intermediate Transferee’s, Issuer’s and Trustee’s respective right, title and interest in and to the Conveyed Assets (including, without limitation, the security interests provided for in the Indenture), which shall be paid in accordance with the priority of payments set forth in Section 11.1 of the Indenture.

Section 4.5 Sale Treatment.

Other than for tax and accounting purposes, each of the Transferor and the Intermediate Transferee, and the Intermediate Transferee and the Issuer, as applicable, shall treat the conveyance of Conveyed Assets made hereunder for all purposes as a sale by the Transferor and purchase by the Intermediate Transferee and as a sale by the Intermediate Transferee and purchase by the Issuer, as applicable, on all of its relevant books and records.

Section 4.6 Separateness.

The Transferor agrees to take or refrain from taking or engaging in (with respect to the Intermediate Transferee and the Issuer) and the Intermediate Transferee agrees to take or refrain from taking or engaging in (with respect to the Issuer) each of the actions or activities specified in the “substantive consolidation” opinion of Winston & Strawn LLP (including any certificates delivered in connection therewith) delivered on the Closing Date, upon which the conclusions and opinions therein are based (provided, however, the Transferor does not hereby agree to maintain the solvency of the Intermediate Transferee or of the Issuer and the Intermediate Transferee does not hereby agree to maintain the solvency of the Issuer).

ARTICLE V

COVENANTS

Section 5.1 Covenants of the Transferor.

The Transferor makes the following covenants, on which the Intermediate Transferee will rely in conveying any Conveyed Assets on any applicable Transfer Date to the Issuer, and on which the Transferor acknowledges and agrees that the Issuer will rely and the Trustee, for the benefit of the Secured Parties, shall be entitled to rely as an express third party beneficiary as a condition of the Issuer and the Trustee entering into the Transaction Documents to which each of them is a party and as a condition to the issuance and incurrence, as applicable, of the Debt. The Intermediate Transferee acknowledges that such covenants are being made by the Transferor for the benefit of the Issuer and for the benefit of the Trustee, for the benefit of the Secured Parties.

(a) Corporate Existence. During the term of this Agreement, the Transferor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Transferor and the Intermediate Transferee will be conducted on an arm’s length basis.

(b) Reserved.

(c) Security Interests. Except as expressly provided herein, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Assets. The Transferor will promptly notify the Intermediate Transferee, the Issuer and the Trustee of the existence of any such lien on any Conveyed Assets; and the Transferor shall defend the respective right, title and interest of the Intermediate Transferee and the Issuer in, to and under the Conveyed Assets against all claims of third parties; provided that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Transferor from suffering to exist Permitted Liens upon any of the Conveyed Assets or from the Grant of the Conveyed Assets to the Trustee under the Indenture. The Transferor shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to Permitted Liens) the first priority perfected security interest of the Intermediate Transferee in all Conveyed Assets which has not been released pursuant to the Indenture.

(d) Compliance with Law. The Transferor hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. The Transferor shall not move its jurisdiction of formation outside of the State of Maryland without thirty (30) days’ prior written notice to the Intermediate Transferee, the Issuer and the Trustee.

(f) Merger or Consolidation of the Transferor.

(i) Any Person into which the Transferor may be merged, consolidated or converted, or any Person resulting from such merger, consolidation or conversion to which the Transferor is a party, or any Person succeeding by acquisition or transfer of substantially all of the assets and the business of the Transferor shall be the successor to the Transferor hereunder and the other Transaction Documents to which the Transferor is a party, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

(ii) Upon the merger, consolidation or conversion of the Transferor or transfer of substantially all of its assets and its business as described in this Section 5.1(f), the Transferor shall provide the Intermediate Transferee, the Trustee, the Issuer and the Rating Agency notice of such merger, consolidation, conversion or transfer of substantially all of the assets and business within thirty (30) days after completion of the same.

(g) Regulatory Filings. The Transferor shall make, or shall cause to be made, any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Transferor, the Intermediate Transferee and the Issuer as may be necessary or that the Transferor deems advisable to comply with any federal or state securities or reporting requirements laws relating to the transactions contemplated by the Transaction Documents or as may be otherwise required by applicable law.

Section 5.2 Covenants of the Intermediate Transferee.

The Intermediate Transferee makes the following covenants, on which the Transferor will rely in connection with the conveyance of any Conveyed Assets on any applicable Transfer Date to the Intermediate Transferee, and on which the Intermediate Transferee acknowledges and agrees the Issuer will rely and the Trustee for the benefit of the Secured Parties shall be entitled to rely as an express third party beneficiary as a condition of the Issuer and the Trustee entering into the Transaction Documents to which each of them is a party and as a condition to the issuance and incurrence, as applicable, by the issuer of the Debt. Each of the Transferor and the Issuer acknowledges that such covenants are being made by the Intermediate Transferee for the benefit of the Transferor, the Issuer and the Trustee, for the benefit of the Secured Parties.

(a) Limited Liability Company Existence. During the term of this Agreement, the Intermediate Transferee will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between (i) the Intermediate Transferee and the Transferor, and (ii) the Intermediate Transferee and the Issuer will be conducted on an arm’s length basis.

(b) Reserved.

(c) Security Interests. Except as expressly provided herein, the Intermediate Transferee will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Assets. The Intermediate Transferee will promptly notify the Transferor, the Issuer and the Trustee of the existence of any such lien on any Conveyed Assets; and the Intermediate Transferee shall defend the respective right, title and interest of the Issuer in, to and under the Conveyed Assets against all claims of third parties; provided that nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Grant of the Conveyed Assets to the Trustee under the Indenture. The Intermediate Transferee shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to any Permitted Lien) the first priority perfected security interest of the Issuer in all Conveyed Assets which has not been released pursuant to the Indenture.

(d) Compliance with Law. The Intermediate Transferee hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. The Intermediate Transferee shall not move its jurisdiction of formation outside of the State of Delaware without thirty (30) days’ prior written notice to the Issuer and the Trustee.

ARTICLE VI

INDEMNIFICATION BY THE TRANSFEROR

Section 6.1 Indemnification.

The Transferor agrees to indemnify, defend and hold harmless the Intermediate Transferee and the Issuer and their respective managers, members, officers, directors, employees, agents and professional advisors (each, an “Indemnified Party”), from and against any and all claims and losses, including reasonable legal fees and other reasonable costs, fees and expenses (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages) incurred by such Person as a result of the failure of the Transferor or the Intermediate Transferee to perform their respective duties in compliance in all material respects with the terms of this Agreement, or the breach of any of the representations of the Transferor or the Intermediate Transferee hereunder in any material respect, in each case except to the extent arising from the bad faith, gross negligence, willful misconduct or fraud by such Indemnified Party or its affiliates (collectively, “Liabilities”); provided that, for the avoidance of doubt, the obligations of the Transferor set forth in Section 7.2 shall constitute the sole recourse to the Transferor for any breach of the representations or warranties set forth in Section 3.2, plus any Liabilities in connection therewith. An Indemnified Party shall promptly notify the Transferor of any claim made by a third party for which such Indemnified Party is entitled to indemnification hereunder, and the Transferor may, with the consent of such Indemnified Party, assume the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Indemnified Party in respect of such claim. If the consent of the Indemnified Party required in the immediately preceding sentence is unreasonably withheld with respect to any claim, the Transferor shall be relieved of its indemnification obligations hereunder with respect to such claim. The parties agree that the provisions of this Section 6.1 shall not be interpreted to provide recourse to the Transferor against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor with respect to a Collateral Obligation, and the Transferor does not hereby agree to maintain the solvency of the Intermediate Transferee or of the Issuer. The Transferor shall have no liability for making indemnification hereunder to the extent any such indemnification (x) constitutes recourse for uncollectible or uncollected amounts payable under any Collateral Obligation or (y) to the extent any Liabilities for which any such indemnification is claimed result from the bad faith, gross negligence, willful misconduct or fraud by the Indemnified Party or any of its affiliates.

Section 6.2 Liabilities to Obligors.

Except with respect to customary obligations assumed by lenders in syndicated loans relating to indemnification of agents, workout expenses, and other reimbursable expenses for the preservation of collateral, the Transferor hereby acknowledges and agrees that no obligation or liability of the Transferor to any Obligor under any of the Collateral Obligations is intended to be assumed by the Intermediate Transferee, the Issuer, the Trustee, the Class A-L Loan Agent or the Holders under or as a result of this Agreement or the transactions contemplated hereby or by the other Transaction Documents, and the Trustee, for the benefit of the Secured Parties, is expressly named as a third party beneficiary of this Agreement for purposes of this Section 6.2.

Section 6.3 Operation of Indemnities.

If the Transferor has made any indemnity payments to any Indemnified Party pursuant to this Article VI and such Indemnified Party thereafter collects any amounts from others in connection with the same matter or matters that gave rise to such indemnity payments, such Indemnified Party will promptly repay such amounts collected to the Transferor up to and including the amount of such indemnity payments.

Section 6.4 Limitation on Liability.

The Transferor shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Transferor under this Agreement. The Transferor and any member, manager, director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor and any member, manager, director, officer, employee or agent of the Transferor shall be reimbursed by the Intermediate Transferee or by the Issuer (subject to the availability of funds in accordance with the Priority of Payments), as applicable, for any liability or expense incurred by reason of the Intermediate Transferee’s or the Issuer’s gross negligence, willful misconduct or fraud in the performance of its respective duties hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be directly related to its obligations under this Agreement or the other Transaction Documents, and that in its opinion may involve it in any expense or liability.

ARTICLE VII

OPTIONAL AND MANDATORY REPURCHASES

Section 7.1 Optional Repurchases.

In the event that the Issuer (or the Collateral Manager on behalf of the Issuer) elects in its discretion and pursuant to and in compliance with the applicable provisions of Article XII of the Indenture, to sell or substitute one or more Collateral Obligations previously conveyed by the Transferor hereunder or conveyed on the Closing Date by the applicable Sellers under the Master Participation Agreement, the Transferor shall have the right, but not the obligation, to purchase from the Intermediate Transferee and cause the Intermediate Transferee to purchase from the Issuer and convey to the Transferor any such Collateral Obligation subject to the applicable provisions set forth in Article XII of the Indenture. The Transferor, the Intermediate Transferee and the Issuer and, at the written direction of the Issuer, the Trustee shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Transferor or by the Collateral Manager in order to effect the transfer and release of any of the Issuer’s or the Intermediate Transferee’s interests in the Collateral Obligations (together with the Assets related thereto) that are being repurchased and the release thereof from the lien of the Indenture and from any security interests therein granted pursuant to this Agreement. To the extent any cash or other property received by the Issuer from the Intermediate Transferee or by the Intermediate Transferee from the Transferor in connection with such a repurchase exceeds the fair market value of the repurchased Collateral Obligation, such excess shall be deemed a capital contribution from the Transferor to the Intermediate Transferee, and from the Intermediate Transferee to the Issuer, as applicable.

Section 7.2 Mandatory Repurchases or Substitutions.

Upon discovery by a Responsible Officer of the Collateral Manager of a breach of the representation set forth in Section 3.2 with respect to any Collateral Obligation conveyed hereunder, which breach materially and adversely affects the interests of the Holders (each, an “Ineligible Obligation”), the Collateral Manager shall give prompt written notice of such breach or failure to the parties hereunder and the Trustee. Within 30 days of the earlier of the discovery by a Responsible Officer of the Transferor of any such breach and its receipt of notice of any such breach, the Transferor shall (a) repurchase the Collateral Obligation by depositing in the Collection Account, within such 30-day period, an amount equal to the Transfer Deposit Amount of such Collateral Obligation, (b) replace such Ineligible Obligation with one or more Collateral Obligations in a substitution satisfying the applicable criteria set forth in Article XII of the Indenture or (c) otherwise cure such breach in all material respects. The obligations under this Section 7.2 shall constitute the sole remedy available to the Issuer for a breach of Section 3.2, plus any Liabilities in connection therewith.

Section 7.3 Reassignment of Substituted or Repurchased Collateral Obligations.

Upon receipt by the Trustee for deposit in the Collection Account of the Transfer Deposit Amount, in the case of any repurchased Collateral Obligation, or upon the related Transfer Date related to a substitute Collateral Obligation, the Issuer hereby assigns to the Intermediate Transferee, and the Intermediate Transferee hereby assigns to the Transferor, all of such Person’s right, title and interest in, to and under the Collateral Obligation being repurchased or replaced (together with the Assets related thereto) without recourse, representation or warranty. Such reassigned Collateral Obligation (together with the Assets related thereto) shall no longer thereafter be deemed a part of the Conveyed Assets and shall be deemed released from the security interests created by this Agreement and from the lien of the Indenture.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Amendment.

(a) This Agreement may be amended or waived from time to time by the parties hereto by written agreement, with prior written notice to the Trustee, but without consent of the Holders, to (i) cure any ambiguity or to correct or supplement any provisions herein, (ii) comply with any changes in the Code, (iii) enable the Issuer or Intermediate Transferee to rely upon any exemption from registration under the Securities Act or the 1940 Act, (iv) enable the Issuer, Intermediate Transferee or Transferor to comply with any applicable securities law or the U.S. Risk Retention Rules (including the regulations implementing such laws), (v) conform this Agreement to the final Offering Circular, (vi) comply with any statute, rule, regulation, or technical or interpretive guidance enacted, effective, or issued by regulatory agencies of the United States federal government after the Closing Date that are applicable to the Issuer or the Debt or the transactions contemplated by the Indenture or by the final Offering Circular, including, without limitation, the U.S. Risk Retention Rules, securities laws or the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, and technical or interpretive guidance thereunder, or as may otherwise be required so that the Issuer is not a “covered fund” as defined in the Volcker Rule, and (vii) evidence the succession of another Person to the Issuer, the Intermediate Transferee or the Transferor, as applicable and the assumption by any such successor Person of the covenants of the Issuer, the Intermediate Transferee or the Transferor, as applicable herein. Any other amendment or waiver to this Agreement shall be subject to the consent of a Majority of the Controlling Class and to the consent of a Majority of the Subordinated Notes; provided that no such amendment or waiver shall reduce in any manner the amount of, or delay the timing of, any amounts received on Collateral Obligations which are required to be distributed on any Debt without the consent of the related Holder, or change the rights or obligations of any other party hereto without the consent of such party.

(b) Prior to the execution of any such amendment or waiver, the Transferor shall furnish to the Trustee and the Trustee shall furnish to the Rating Agency and each Holder written notification of the substance of such proposed amendment or waiver, together with a copy thereof.

(c) Promptly after the execution of any such amendment or waiver, the Trustee shall furnish a copy of such amendment or waiver to the Rating Agency and to each Holder. It shall not be necessary for the consent of any Holders pursuant to Section 8.1(a) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Holder of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe.

(d) Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which Opinion of Counsel may rely upon, among other things, a certificate from a Responsible Officer of the Issuer or of the Collateral Manager with respect to factual matters and with respect to the effect of any such amendment or waiver on the economic interests of the Issuer, the Holders of the Debt or the Holders of any Interests) stating that the execution of such amendment is authorized or permitted by this Agreement.

(e) The Trustee, by its signature below, acknowledges and agrees to be bound by the provisions of this Section 8.1.

Section 8.2 Governing Law.

(a) This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Agreement shall be governed by, the law of the State of New York without reference to its conflicts of laws provisions (other than Section 5-1401 of the New York General Obligations Law).

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY

IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.2(b).

Section 8.3 Notices.

Unless expressly provided otherwise herein, all notices, demands, certificates, requests, directions and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one (1) Business Day after delivery to any overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent, (d) on the date transmitted by legible facsimile transmission with a confirmation of receipt, or (e) upon receipt when transmitted by electronic mail transmission, in all cases addressed to the recipient at such recipient’s address for notices set forth in Schedule 1.

Any party may change the address, facsimile number, or email address to which communications or copies directed to such party are to be sent by giving notice to the other parties of such change of address, facsimile number, or email address in conformity with the provisions of this Section 8.3 for the giving of notice.

Unless the parties hereto otherwise agree, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e- mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day; provided, further, that if in any instance the intended recipient declines or opts out of the receipt acknowledgment, then such notice or communication shall be deemed to have been received on the Business Day sent or posted, if sent or posted during normal business hours on such Business Day, or if otherwise, at the opening of business on the next Business Day.

Section 8.4 Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant, agreement, provision or term in any other jurisdiction.

Section 8.5 Third Party Beneficiaries.

The parties hereto hereby manifest their intent that except as otherwise expressly provided herein, no third party (other than the Trustee, for the benefit of the Secured Parties) shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors and issuers of Collateral Obligations are not third party beneficiaries of this Agreement.

Section 8.6 Counterparts.

This Agreement (and each amendment, modification and waiver in respect of it) may be executed by facsimile or .pdf signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 8.7 Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.8 No Bankruptcy Petition; Disclaimer.

(a) Each of the Transferor and the Intermediate Transferee covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect, it will not institute against the Intermediate Transferee (in the case of the Transferor), or the Issuer (in the case of the Transferor or the Intermediate Transferee), or join any other Person in instituting against the Intermediate Transferee or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(b) The provisions of this Section 8.8 shall be for the third party benefit of those entitled to rely thereon, including the Trustee, for the benefit of the Secured Parties, and shall survive the termination of this Agreement.

Section 8.9 Jurisdiction.

Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it the address set forth in Schedule 1. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 8.10 No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

Section 8.11 Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 8.12 Duration of Agreement.

This Agreement shall continue in existence and effect until the satisfaction and discharge of the Indenture; provided that, this Agreement shall cease to be effective with respect to any future transfers or substitutions upon the termination of the Collateral Management Agreement and Vista Credit Strategic Lending Corp. or an affiliate thereof ceasing to serve as the Collateral Manager thereunder.

Section 8.13 Limited Recourse.

The obligations of the Issuer, the Intermediate Transferee and the Transferor under this Agreement and the other Transaction Documents are solely the limited liability company or corporate obligations, as applicable, of the Issuer, the Intermediate Transferee and Transferor, respectively. No recourse shall be had for the payment of any amount owing by the Issuer, the Intermediate Transferee or Transferor under this Agreement, any other Transaction Document or for the payment by the Issuer, the Intermediate Transferee or Transferor of any fee in respect hereof or any other obligation or claim of or against the Issuer, the Intermediate Transferee or Transferor arising out of or based upon this Agreement or any other Transaction Document, against any employee, officer, director, shareholder, partner, member or manager of the Issuer, the Intermediate Transferee or Transferor or of any Affiliate of such Person (other than the Transferor, the Intermediate Transferee or the Issuer, as applicable).

Each of the Transferor and the Intermediate Transferee hereby acknowledges and agrees that the Issuer’s obligations hereunder will be solely the corporate obligations of the Issuer, and that neither the Transferor nor the Intermediate Transferee will have any recourse to any of the managers, officers, employees, shareholders, directors, incorporators or Affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. Notwithstanding any other provisions hereof or of any other Transaction Document, recourse in respect of any obligations of the Issuer arising at any time to the Transferor or the Intermediate Transferee hereunder or thereunder will be limited to the Assets available at such time as applied in accordance with the Priority of Payments pursuant to the Indenture and, on the exhaustion of the Assets, all remaining claims against the Issuer arising from this Agreement or any other Transaction Document or any transactions contemplated hereby or thereby shall be extinguished and shall not revive.

The provisions of this Section 8.13 shall survive the termination of this Agreement.

Section 8.14 Trustee. By its signature hereto, the Issuer hereby directs the Trustee to execute this Agreement and acknowledges and agrees that the Trustee will be fully protected in relying upon the foregoing direction. In executing this Agreement, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Remainder of page intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

VISTA CREDIT STRATEGIC LENDING CORP., as Transferor

By:

Name:

Title:

Signature Page to Loan Sale and Contribution Agreement

VCP RRL ABS V INVESTOR, LLC, as

Intermediate Transferee

By:

Name:

Title:

Signature Page to Loan Sale and Contribution Agreement

VCP RRL ABS V, LLC,

as Issuer

By:

Name:

Title:

Signature Page to Loan Sale and Contribution Agreement

Acknowledged and Agreed to by:

VISTA CREDIT STRATEGIC LENDING CORP.,

Not in its individual capacity, but solely as the Collateral Manager

By:

Name:

Title:

Signature Page to Loan Sale and Contribution Agreement

Acknowledged and Agreed solely with respect to Section 8.1:

STATE STREET BANK AND TRUST COMPANY,

Not in its individual capacity, but solely as the Trustee

By:

Name:

Title:

Signature Page to Loan Sale and Contribution Agreement

SCHEDULE 1

NOTICE INFORMATION

Transferor:

Vista Credit Strategic Lending Corp.

50 Hudson Yards, Floor 77

New York, New York 10001

Attention: Ross Teune

Email: rteune@vistaequitypartners.com

Intermediate Transferee:

VCP RRL ABS V Investor, LLC

1111 Broadway, Suite 1980

Oakland, CA 94607

Attention: Lauren Dillard

Email: ldillard@vistaequitypartners.com

Issuer:

VCP RRL ABS V, LLC

c/o Puglisi & Associates,

850 Library Avenue, Suite 204,

Newark, Delaware 19711

Collateral Manager:

Vista Credit Strategic Lending Corp.

50 Hudson Yards, Floor 77

New York, New York 10001

Attention: Ross Teune

Email: rteune@vistaequitypartners.com

Trustee:

State Street Bank and Trust Company

1776 Heritage Drive – Mail Stop: JAB0527

North Quincy, Massachusetts, 02171